ALS Biomarkers of Neurodegeneration, Astrogliosis, and Inflammation

Original Placebo Randomization vs. CNM-Au8 30 mg Treatment

Results from the HEALEY ALS Platform Trial Long-Term Open Label Extension

HEALEY ALS Platform Trial

Marjan Sepassi, PharmD; James D. Berry, MD, MPH; Nicholas Maragakis, MD; Sabrina Paganoni, MD, PhD; Melanie Quintana, PhD; Eric A. Macklin, PhD; Benjamin R. Saville, PhD; Jinsy Andrews, MD; Jeremy Shefner, MD, PhD; Michelle A. Detry, PhD; Elijah Stommel MD; Meghan Hall; Mariah Connolly; Gale Kittle; Marianne Chase; Alex Sherman; Hong Yu; Lindsay Pothier; Kristin Drake, MBA; Lori Chibnik, PhD, MPH; Marie-Abele Bind, PhD; Matteo Vestrucci, PhD; Austin Rynders, RN; Jacob Evan; Jeremy Evan, PA-C; Karen S. Ho, PhD, MSc; Alan Hartford, PhD; Ben Greenberg, MD; Merit E. Cudkowicz, MD; and Michael T. Hotchkin for the HEALEY ALS Platform Trial Study Group

RESULTS: Long-Term Treatment with CNM-Au8 Resulted in Significant Differences in Decline of of NfL, GFAP, and CHI3L1 (YKL-40) Levels versus Original Randomization to Placebo

Neurofilament Light (NfL)

(All Evaluable, Pre-planned Analysis)

Plasma NfL Geometric Mean Change (CNM-Au8 30mg)
Within Regimen Analysis | Quanterix 4NPA
All Evaluable with Baseline and Post-Baseline Data (n=99)
LS Geometric Mean Difference ± SEM


LS Geometric Mean Ratio Change from Baseline
Weeks (Post-Baseline)
+7%
17% GMR Difference
-11 %
Double-Blind Period
Open-Label Extension
CNM-Au8 30mg
Placebo
Ex-Placebo to CNM-Au8

Evaluable (n)						
CNM-Au8 30 mg:	58	55	50	36	31	15
Placebo:	41	36	35	26	20	14

MMRM included all evaluable clinical visits. All visits with ≥ 10 participants (for either group) are graphed.

LS Geometric mean difference: *** p<0.001, ** p<0.01, * p < 0.05, ^ p<0.10

Neurofilament Light (NfL)

(Limb Onset, *Post Hoc*)

Plasma NfL Geometric Mean Change (CNM-Au8 30mg)
Limb Onset Subset
Within Regimen Analysis | Quanterix 4NPA
All Evaluable with Baseline, n=83; LS Geometric Mean Difference ± SEM


LS Geometric Mean Ratio Change from Baseline
Weeks (Post-Baseline)
+3%
21% GMR Difference
-19%
Double-Blind Period
Open-Label Extension
CNM-Au8 30mg
Placebo
Ex-Placebo to CNM-Au8

Evaluable (n)						
CNM-Au8 30mg:	48	46	42	29	28	14
Placebo:	35	32	30	22	17	13

MMRM included all evaluable clinical visits. All visits with ≥ 10 participants (for either group) are graphed.

LS Geometric mean difference: *** p<0.001, ** p<0.01, * p < 0.05, ^ p<0.10

Glial Fibrillary Acidic Protein (GFAP)

(All Evaluable, *Post Hoc*)

Plasma GFAP Geometric Mean Change (CNM-Au8 30 mg)
Within Regimen Analysis | Quanterix 4NPA
All Evaluable with Baseline and Post-Baseline Data (n=99)
LS Geometric Mean Difference ± SEM


LS Geometric Mean Ratio Change from Baseline
Weeks (Post-Baseline)
+10%
18% GMR Difference
-10%
Double-Blind Period
Open-Label Period
CNM-Au8 30 mg
Placebo
Ex-Placebo to CNM-Au8 LTE

No. Evaluable						
CNM-Au8 30mg:	58	55	50	36	31	15
Placebo:	41	36	35	25	20	14

MMRM included all evaluable clinical visits. All visits with ≥ 10 participants (for either group) are graphed.

LS Geometric mean difference: *** p ≤ 0.001, ** p ≤ 0.01, * p < 0.05, ^ p ≤ 0.10

Glial Fibrillary Acidic Protein (GFAP)

(Limb Onset, *Post Hoc*)

Plasma GFAP Geometric Mean Change (CNM-Au8 30 mg)
Limb Onset Subset
Within Regimen Analysis | Quanterix 4NPA
All Evaluable with Baseline and Post-Baseline Data (n=82)
LS Geometric Mean Difference ± SEM


LS Geometric Mean Ratio Change from Baseline
Weeks (Post-Baseline)
+12%
20% GMR Difference
-10%
Double-Blind Period
Open-Label Period
CNM-Au8 30 mg
Placebo
Ex-Placebo to CNM-Au8 LTE

No. Evaluable						
CNM-Au8 30mg:	48	46	42	29	28	14
Placebo:	34	33	30	21	17	13

MMRM included all evaluable clinical visits. All visits with ≥ 10 participants (for either group) are graphed.

LS Geometric mean difference: *** p ≤ 0.001, ** p ≤ 0.01, * p < 0.05, ^ p ≤ 0.10

Chitinase-3-Like Protein 1 (YKL-40)

(All Evaluable, *Post Hoc*)

Plasma CHI3L1 (YKL-40) Geometric Mean Change (CNM-Au8 30mg)
Within Regimen Analysis | nVector
All Evaluable with Baseline and Post-Baseline Data (n=94)
LS Geometric Mean Difference ± SEM


LS Geometric Mean Ratio Change from Baseline
Weeks (Post-Baseline)
Double-Blind Period
Open-Label Extension
CNM-Au8 30mg
Placebo
ex-Placebo to CNM-Au8 LTE

No. Evaluable					
CNM-Au8 30 mg:	56	51	47	35	29
Placebo:	38	32	30	23	19

MMRM included all evaluable clinical visits. All visits with ≥ 10 participants (for either group) are graphed.

LS Geometric mean difference: *** p<0.001, ** p<0.01, * p < 0.05, ^ p<0.10

Chitinase-3-Like Protein 1 (YKL-40)

(Limb Onset, *Post Hoc*)

Plasma CHI3L1 (YKL-40) Geometric Mean Change (CNM-Au8 30 mg)
Limb Onset Subset
Within Regimen Analysis | nVector
All Evaluable with Baseline and Post-Baseline Data (n=80)
LS Geometric Mean Difference ± SEM


LS Geometric Mean Ratio Change from Baseline
Weeks (Post-Baseline)
Double-Blind Period
Open-Label Extension
CNM-Au8 30mg
Placebo
ex-Placebo to CNM-Au8 LTE

No. Evaluable					
CNM-Au8 30 mg:	47	43	40	28	26
Placebo:	33	29	26	20	16

MMRM included all evaluable clinical visits. All visits with ≥ 10 participants (for either group) are graphed.

LS Geometric mean difference: *** p<0.001, ** p<0.01, * p < 0.05, ^ p<0.10

Methods

Mixed Model Repeat Measure (MMRM) included baseline covariates: time from symptom onset, pre-treatment ALSFRS-R slope, background edaravone and riluzole treatment, and covariate interaction by week. Analyses includes all participants with evaluable baseline and post-baseline values.

Acknowledgements: We are indebted to the participants and investigators of the HEALEY ALS Platform Trial.

CLENE NANOMEDICINE